UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    July 2, 2004

               MAGNUM HUNTER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-12508	87-0462881
(State or other jurisdiction of incorporation or organization)	(Commission File Number	(IRS Employer Identification No.)

600 East Las Colinas Blvd., Suite 1100, Irving, Texas 75039
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code         (972) 401-0752

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

        Magnum Hunter Resources, Inc. (the “Company”) announced today that it will issue an additional 2,250,000 common shares pursuant to the underwriters’ exercise of their over-allotment option granted in connection with the Company’s principal offering of 15,000,000 shares of its common stock which closed on June 30, 2004.

        The foregoing is qualified by reference to Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release of the Company dated July 2, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES, INC. By: /s/Morgan F. Johnston Morgan F. Johnston, Senior Vice President, General Counsel and Secretary
Date: July 2, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release of the Company dated July 2, 2004